EXECUTION ORIGINAL


                                 FIRST AMENDMENT
                                       TO
                      THREE-YEAR REVOLVING CREDIT AGREEMENT

                  This FIRST AMENDMENT TO THREE-YEAR REVOLVING CREDIT AGREEMENT (this "First Amendment") is made as of the 5th day of August, 2004, among SOUTH JERSEY GAS COMPANY, a New Jersey corporation (the "Borrower"); WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as the Administrative Agent (the "Administrative Agent"); and the participating lenders listed on the signature pages hereto (collectively, the "Lenders"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

                                   WITNESSETH:

                  WHEREAS, the undersigned are parties to that certain Three-Year Revolving Credit Agreement dated as of August 21, 2003 (the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to make certain modifications to the terms of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to make such modifications, on the terms and conditions set forth in this First Amendment.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the premises set forth above (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the undersigned agree as follows:

        1. Amendments to the Credit Agreement. The Credit Agreement is amended as follows:

                a. In Section 1.01 of the Credit Agreement, the definition of "Applicable Margin" is amended by deleting the pricing grid set forth therein in its entirety and replacing it with the following:


                                   Applicable
                                                               Base Rate                      Utilization
                                                 Facility        Margin       Applicable          Fee
        Level          Senior Debt Ratings          Fee                      LIBOR Margin
     ------------ ------------------------------ ----------- --------------- --------------- ---------------
          I         Greater than or equal to       0.125%        0.00%           0.400%          0.125%
                              A-/A3
     ------------ ------------------------------ ----------- --------------- --------------- ---------------
         II                 BBB+/Baa1              0.150%        0.00%           0.475%          0.125%

     ------------ ------------------------------ ----------- --------------- --------------- ---------------
         III                BBB/Baa2               0.175%        0.00%           0.700%          0.125%

     ------------ ------------------------------ ----------- --------------- --------------- ---------------
         IV                 BBB-/Baa3              0.225%        0.00%           0.900%          0.125%

     ------------ ------------------------------ ----------- --------------- --------------- ---------------
          V            Less than BBB-/Baa3         0.250%        0.00%           1.000%          0.250%
                          or no rating
     ------------ ------------------------------ ----------- --------------- --------------- ---------------

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                b. The following new Section (m) is added at the end of Section
        6.01 of the Credit Agreement:

                           (m) OFAC Compliance. Comply with any obligations that
                  it may have under the laws of the United States of America, including without limitation, the USA Patriot Act, all laws and executive orders administered by the Office of Foreign Asset Control, Department of the Treasury ("OFAC") and all regulations promulgated and executive orders having the force of law issued pursuant thereto, as amended or supplemented from time to time (collectively, "AML and Anti-Terrorist Acts"). In the event that the Borrower becomes aware that it is not in compliance with any applicable AML and Anti-Terrorist Acts, then it shall notify the Administrative Agent and diligently take all actions required thereunder to become compliant. The Borrower represents and warrants to the Administrative Agent that it is not listed on the specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001), and/or any other list maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders or otherwise subject to sanction under an OFAC implemented regulation.

        2. Representations and Warranties. The Borrower hereby represents and warrants that:

                a. It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

                b. The representations and warranties contained in Article V of the Credit Agreement are true, correct and complete as of the date hereof as if made on and as of the date hereof and as if each reference in said Article V to "this Agreement" includes a reference to this First Amendment and to the Credit Agreement, as amended by this First Amendment.

                c. No Default or Event of Default has occurred and is continuing on the date hereof, before or after giving effect to this First Amendment.

        3. Conditions Precedent. This First Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

                a. Execution By All Parties. This First Amendment shall have been executed and delivered by each of the parties hereto.

                b. Existence and Authority Documents. The Administrative Agent and the Lenders shall have received all documentation that they may

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        reasonably request relating to the existence of the Borrower, the company authority for and the validity of this First Amendment, the Credit Agreement as amended hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent and the Lenders, including without limitation a certificate of incumbency of the Borrower, signed by a Secretary or an Assistant Secretary, certifying as to the names, true signatures and incumbency of the officers authorized to execute and deliver this First Amendment and each other document to be executed, delivered by the Borrower from time to time in connection with the Credit Agreement as amended hereby, and certified copies of the following items with respect to the Borrower:
        (i) Articles of Organization (or, in the alternative, a certification that none of such documents have been modified since delivery thereof in connection with the execution and delivery of the Credit Agreement),
        (ii) Operating Agreement (or, in the alternative, a certification that none of such documents have been modified since delivery thereof in connection with the execution and delivery of the Credit Agreement),
        (iii) a Good Standing Certificate issued by the Department of Treasury of the State of New Jersey, and (iv) the resolutions adopted by the members, authorizing the execution, delivery and performance of this First Amendment and each other document to be executed, delivered and performed by the Borrower from time to time in connection with the Credit Agreement as amended hereby.

                c. Opinion of Counsel. The Administrative Agent shall have received an opinion letter of Cozen O'Conner, counsel to the Borrower, as to such matters as the Administrative Agent shall reasonably request, addressed to the Administrative Agent and the Lenders.

                d. Other Documents. The Administrative Agent shall have received such other documents, approvals and opinions as the Administrative
        Agent and the Lenders may reasonably request.

        4. Expenses. The Borrower shall pay (a) all out-of-pocket expenses of the Administrative Agent (including reasonable fees and disbursements of counsel for the Administrative Agent) in connection with the preparation of this First Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof; and (b) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each of the Lenders, including fees and disbursements of counsel for the Administrative Agent and each of the Lenders, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Credit Agreement as amended by this First Amendment and each of the other Loan Document.

        5. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of each of the parties hereto and its respective successors and assigns. The successor and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

        6. Further Assurances. The Borrower hereby agrees from time to time, as and when requested by the Administrative Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and

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to take or cause to be taken such further or other action as the Administrative
Agent may reasonably deem necessary in order to carry out the intent and purposes of this First Amendment.

        7. Ratification. Except as herein provided, the Credit Agreement shall remain unchanged and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. It is the intention and understanding of the parties hereto that this First Amendment shall act as an amendment to the Credit Agreement and shall not act as a novation of the indebtedness evidenced by the Credit Agreement.

        8. General. References (i) in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder," "hereof" and words of like import referring to the Credit Agreement), and (ii) in the other Loan Documents to "the Credit Agreement" (and indirect references such as "thereunder," "thereof" and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this First Amendment.

        9. Definitions. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

        10. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO NEW YORK CHOICE OF LAW PRINCIPLES.

        11. Severability. Wherever possible, each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under such law, then such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

        12. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        13. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.


                            [SIGNATURE PAGES FOLLOW]

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